Events occurring after the reporting period	6 Months Ended
Jun. 30, 2026
Event occurring after the reporting period [Abstract]
Events occurring after the reporting period
19.	Events occurring after the reporting period

On July 9, 2026, the Company entered into a Share Acquisition Agreement (the “SAA”) with Newlink and its affiliates, Newlink Digital Energy Holding Limited (the “Seller”) and China Newlink Holding Limited (the “Target”), in relation to the acquisition by the Company of 100% of the issued and outstanding shares of the Target from the Seller (the “Acquisition”). The aggregate consideration for the Acquisition is US$15.0 million, satisfied solely through the issuance to the Seller of 16,000,000,000 newly issued Class A ordinary shares, par value US$0.000001 per share, of the Company. Under the SAA, completion of the Acquisition is subject to the satisfaction or waiver of the conditions precedent set out therein. As the SAA was entered into after the reporting period, the Target and its business are not reflected in these condensed consolidated interim financial statements, and management is currently evaluating the potential financial implications of the Acquisition on the Group’s consolidated financial statements.

On August 28, 2026, the Company entered into a securities purchase agreement with certain purchasers, including an affiliate of Newlink, pursuant to which the Company agreed to issue 24,024,022,400 Class A ordinary shares, together with warrants to purchase up to 22,880,022,400 Class A ordinary shares, for aggregate gross proceeds of US$25.0 million. The transaction was approved by the Audit Committee as a related party transaction.

The Group concluded that no other subsequent events have occurred that would require recognition in the condensed consolidated interim financial statements or disclosure in the notes.